8. ACCOUNTS PAYABLE	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2019
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

Accounts payable were $693,598 (including $308,641 related to TransTech) and $810,943 as of March 31, 2020 and September 30, 2019, respectively. Such liabilities consisted of amounts due to vendors for inventory purchases and technology development, external audit, legal and other expenses incurred by the Company. The Company expects to settle the TransTech accounts payable during 2020. The Company expects to shut down TransTech completely by June 30, 2020.

Accounts payable were $810,943 and $1,512,617 as of September 30, 2019 and 2018, respectively. Such liabilities consisted of amounts due to vendors for inventory purchases and technology development, external audit, legal and other expenses incurred by the Company.